THE THURLOW GROWTH FUND

                          Supplement to the Prospectus

                              dated August 6, 1997


                  The Fund has increased the percentage of its net assets that may be invested in put and call options on securities (including long-term options or "LEAPS") and stock indexes. Effective August 3, 1998 the aggregate sum of the premiums paid for such options may not exceed 35% of the Fund's net assets whereas prior to such date the applicable limitation was 20% of the Fund's net assets. See the discussion on pages 5 and 6 of the Prospectus under the caption "INVESTMENT POLICIES AND RISKS -- Options on Securities and Stock Indexes."

                 The date of this Supplement is August 3, 1998.